Earnings per Share (Narratives) (Details)	12 Months Ended
Dec. 31, 2025
Notes to Consolidated Financial Statements [Abstract]
Description of instruments with potential future dilutive effect not included in calculation of diluted earnings per share	* As of December 31, 2025, 2024 and 2023, number of 19.7 million, 23.5 million and 11 million options, respectively, were not included since they did not have a diluting effect.